UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant     [ X ]
Filed by a Party other than the Registrant  [  ] ⁪

Check the appropriate box:

[  ]        Preliminary Proxy Statement
[  ]        Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[  ]        Definitive Proxy Statement
[ X ]       Definitive Additional Materials
[  ]        Soliciting Material under Rule 14a-12

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
 (Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(2)	Aggregate number of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(4)	Proposed maximum aggregate value of transaction:
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	(5)	Total fee paid:
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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
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	(2)	Form, Schedule or Registration Statement No.:
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	(3)	Filing Party:
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	(4)	Date Filed:
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Shareholder Name

Address	CONTROL NUMBER: XXXXXXXXX

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 18, 2010.

Dear Stockholder:

1.	Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for our 2010 Annual Meeting of Stockholders are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.	The proxy statement is available to shareholders are available at www.islandstocktransfer.com/content/island-access-0 and select "Vote Your Proxy".

3.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 31, 2010 to facilitate timely delivery.

The 2010 Annual Meeting of Stockholders of CHINA INFORMATION SECURITY TECHNOLOGY, INC (the "Company") will be held at the Company’s offices at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong, 518040, People's Republic of China at 9:00 a.m., local time, on June 18, 2010. Only shareholders who owned stock at the close of business on the record date, April 20, 2010 (the "Record Date"), may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place.

Proposals to be voted on at the Annual Meeting are listed below:

1.	Election of five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	Ratification of the the selection by the Audit Committee of BDO Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

You may access the following proxy materials at www.islandstocktransfer.com/content/island-access-0:

  Company’s 2010 Proxy Statement; and

  Proxy Card

If you prefer a paper copy of the proxy materials, you may request one by (i) sending an e-mail to the Company at info@islandstocktransfer.com, (ii) calling the transfer agent, Island Stock Transfer, at (877) 502-0550, or (iii) making a request online at www.islandstocktransfer.com/contact.

Registered stockholders may access their proxy card available at: www.islandstocktransfer.com/content/island-access-0, selecting Vote Your Proxy and entering the control number, as assigned on the 1st page of this Notice. Please ensure to review all materials thoroughly prior to casting your vote.

To obtain directions to attend the annual meeting in person, contact the Corporate Secretary by writing to, China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China, telephone number (+86) 755-8370-8333.